                          [PACIFIC CAPITAL FUNDS LOGO]

        BALANCED FUND, NEW ASIA GROWTH FUND AND INTERNATIONAL STOCK FUND

                               CLASS A/B/Y SHARES

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                 PROSPECTUS SUPPLEMENT DATED DECEMBER 26, 2002
                      TO PROSPECTUS DATED DECEMBER 1, 2002
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       PACIFIC CAPITAL BALANCED FUND

       The Board of Trustees of the Pacific Capital Balanced Fund (the "Fund") has recently determined, based primarily upon the recommendation of The Asset Management Group of Bank of Hawaii, the investment adviser to the Fund, to terminate the Fund and provide for its orderly dissolution. Accordingly, the Trustees have instructed the officers of the Fund to take all appropriate actions necessary for the liquidation of the Funds. On the liquidation date, currently expected to be on or around January 30, 2003, all outstanding shares of the Fund will be redeemed and the proceeds will be distributed to shareholders as they have directed. As a result of these developments, shares of the Fund are no longer being offered for sale as of December 31, 2002.

       PACIFIC CAPITAL NEW ASIA GROWTH FUND AND PACIFIC CAPITAL
       INTERNATIONAL STOCK FUND

       Effective January 1, 2003, the Pacific Capital New Asia Growth Fund and Pacific Capital International Stock Fund (each, a "Fund") will implement a redemption fee. This fee will be assessed on redemptions and exchanges of Fund shares within 90 days from the date the Fund shares were acquired. This fee will not apply to Fund shares acquired prior to January 1, 2003.

       1. The following information, as applicable: (i) is added to the "Fees and Expenses" section of the Pacific Capital New Asia Growth Fund's Fee Table on page 25 of the Class A/B Prospectus and page 19 of the Class Y Prospectus; and (ii) is added to the "Fees and Expenses" section of the Pacific Capital International Stock Fund's Fee Table on page 29 of the Class A/B Prospectus and page 23 of the Class Y Prospectus:

SHAREHOLDER TRANSACTION EXPENSES
(EXPENSES PAID BY YOU DIRECTLY)                  CLASS A SHARES   CLASS B SHARES   CLASS Y SHARES
-------------------------------------------------------------------------------------------------
Redemption/Exchange Fee                               None             None             None
(as a percentage of amount redeemed or
exchanged)(a)

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       (a) A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased prior to January 1, 2003. Additionally, this fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee.

       The remainder of the Fee Table and the footnotes remain the same.

       2. The following is inserted as the last paragraph in the "General Policies on Selling Shares" section on page 71 of the Class A/B Prospectus and page 58 of the Class Y Prospectus:

         REDEMPTION FEES

          Beginning January 1, 2003, the Pacific Capital New Asia Growth Fund and Pacific Capital International Stock Fund will assess a redemption fee of 2.00% of the total redemption amount if you sell your shares (of any class) after holding them for less than 90 days. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will only apply to shares purchased after January 1, 2003. This redemption fee is in addition to any contingent deferred sales charges that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

       3. The following information replaces the information after "See 'Selling Your Shares' for important information about telephone transactions" in the right hand column at the bottom of the page in the "Instructions for Exchanging Shares" section on page 79 of the Class A/B Prospectus and page 59 of the Class Y
          Prospectus:

          - exchange activity may be limited to two substantial exchanges within one calendar year period
          - each Fund may refuse any purchase or exchange request for Fund shares if management determines that such request could adversely affect the Fund's NAV, including as a result of the shareholder's excessive trading (to be determined at management's discretion)
          - each Fund may, after prior warning and notification, close an account due to excessive trading

          In addition, beginning January 1, 2003, each of the following Pacific Capital Funds may assess the fee listed below on the total value of shares that are redeemed from, or exchanged out of, that Fund into another Pacific Capital Fund if you have held those shares for less than 90 days:

FUND                                                          EXCHANGE FEE
----                                                          ------------
Pacific Capital New Asia Growth Fund                              2.00%
Pacific Capital International Stock Fund                          2.00%

          The exchange fee is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first. The exchange fee will only apply to shares of the applicable Funds purchased, or exchanged for, after January 1, 2003. The exchange fee may not apply in certain circumstances, such as exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the exchange fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

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     INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE
                                   REFERENCE.
 PCP0043S1